UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2017

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-37837	98-1153534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Evert van de Beekstraat 104
1118, CN, Amsterdam Schiphol
The Netherlands
(Address of Registrant’s Principal Executive Offices and Zip Code)

+31 (0)20 622 3243
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01        Other Events.

The following disclosures supplement the disclosures contained in the Definitive Proxy Statement dated June 26, 2017 (the ”Definitive Proxy Statement”), initially mailed to shareholders on or about June 26, 2017, by Patheon N.V. (the “Company,” “Patheon” or “we”), for an extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders of the Company to be held on on August 2, 2017 at Hilton Amsterdam Airport Schiphol, Schiphol Boulevard 701, 1118 BN Schiphol (Haarlemmermeer), The Netherlands, at 9:00 a.m., local time.

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

As previously disclosed in the Definitive Proxy Statement, three putative class action complaints were filed in the United States District Court for the Southern District of New York.

On June 30, 2017, a fourth putative class action complaint was filed by a purported shareholder of Patheon in the United States District Court for the Southern District of New York, captioned Ma v. Patheon N.V. et al., Case No. 1:17-cv-04979 (the “Ma Complaint”), alleging substantially the same claims as the previously disclosed Phillips Complaint, Sciabacucchi Complaint and Bushansky Complaint (collectively, the “Offer Litigation”).

Patheon believes that the claims asserted in the Offer Litigation are without merit. However, in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its shareholders, Patheon has determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Patheon specifically denies all allegations in the Offer Litigation that any additional disclosure was or is required. These supplemental disclosures will not affect the Offer Consideration to be paid to shareholders of Patheon in connection with the Offer or the timing of the Extraordinary General Meeting.

The Offer and the Other Transactions Contemplated by the Purchase Agreement

Background of the Offer

The Definitive Proxy Statement is hereby amended and supplemented to add the following after the second full paragraph on page 44 of the Definitive Proxy Statement under the heading “Background of the Offer”:

Morgan Stanley received projections from Patheon for use in connection with the valuation analysis underlying its fairness opinion on April 12, 2017.  The projections were based on the Patheon management team’s best estimates at that time, and did not include potential acquisition opportunities.

Opinion of Patheon’s Financial Advisor

The Definitive Proxy Statement is hereby amended and supplemented to replace the first full paragraph on page 58 under the heading “Opinion of Patheon’s Financial Advisor – Discounted Equity Value Analysis” with the following:

Morgan Stanley performed a discounted equity valuation analysis, which is designed to provide insight into the potential future equity value of a company as a function of such company’s estimated future earnings. The resulting equity value is subsequently discounted to arrive at an estimate of the implied present value of such company’s equity value. To calculate these implied equity values, Morgan Stanley used estimates of Patheon’s next twelve months EBITDA as of October 31, 2018 from the Management Projections set forth in the section of this Proxy Statement captioned “Certain Patheon Management Projections” (“NTM EBITDA”) and estimated projected net debt as of October 31, 2018 based on the Management Projections. Based on its public trading comparable companies analysis and upon the application of its professional judgment and experience, Morgan Stanley then applied a selected range of AV to NTM EBITDA multiples to NTM EBITDA to calculate the implied aggregate values for Patheon. Morgan Stanley calculated the implied future equity values by subtracting projected net debt as of October 31, 2018 from the implied aggregate values for Patheon and discounted the resulting equity values to May 12, 2017 at a range of discount rates of 9.8% to 11.7%, which rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of Patheon’s cost of equity, which range was derived by application of the Capital Asset Pricing Model, which takes into account the Company’s predicted beta and certain financial metrics for the financial markets generally.

The Definitive Proxy Statement is hereby amended and supplemented to replace the second full paragraph on page 59 under the heading “Opinion of Patheon’s Financial Advisor – Discounted Cash Flow Analysis” with the following:

Morgan Stanley used estimates and extrapolations from the Management Projections for purposes of the discounted cash flow analysis, as more fully described below. Morgan Stanley first calculated the estimated unlevered free cash flows, which is defined as adjusted earnings before interest, taxes, depreciation and amortization, less (1) stock-based compensation expense, (2) cash taxes and (3) capital expenditures, and less or plus, as applicable, (4) changes in net working capital. Morgan Stanley’s calculation of estimated unlevered free cash flows differed from the Management Projections by treating stock-based compensation (approximately $16 million annually) as a cash expense whereas the Management Projections treated stock-based compensation as a non-cash expense. Morgan Stanley calculated the present value of the estimated unlevered free cash flows for Patheon for each of the calendar years 2017 through 2021. Morgan Stanley also calculated a range of terminal values for Patheon by applying a perpetual growth rate ranging from 2.5% to 3.5% to the estimated unlevered free cash flows of Patheon after the year 2021. Morgan Stanley selected this perpetual growth rate range based on the application of Morgan Stanley’s professional judgment and experience. The estimated unlevered free cash flows and the range of terminal values were then discounted to present values as of May 12, 2017 using a range of discount rates from 7.7% to 8.9%, which range of discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect Patheon’s estimated weighted average cost of capital (“WACC”), which range was derived by application of the Capital Asset Pricing Model, which takes into account certain Company-specific metrics, including the Company’s capital structure, the cost of long-term debt, an assumed tax rate and predicted beta, as well as certain financial metrics for the financial markets generally.

The Definitive Proxy Statement is hereby amended and supplemented to replace the chart on page 60 of the Definitive Proxy Statement under the heading “Opinion of Patheon’s Financial Advisor – Precedent Transactions Analysis” with the following:

Date Announced	Acquiror	Target	AV / LTM EBITDA
December 20, 2016	Asahi Glass Co., Ltd.	CMC Biologics A/S	N/A
December 15, 2016	Lonza Group AG	Capsugel S.A.	15.1
November 28, 2016	Ardian	Unither Pharmaceuticals Inc.	N/A
June 1, 2016	Partners Group Holding AG	PCI Pharma Services	N/A
May 5, 2016	Albany Molecular Research, Inc.	Prime European Therapeuticals S.p.A.	13.3
September 30, 2014	Consort Medical plc	Aesica Holdco Limited	11.5
August 27, 2014	DPx Holdings B.V.	Gallus BioPharmaceuticals, LLC	17.9
July 28, 2014	Packaging Coordinators, Inc.	Penn Pharmaceutical Services Limited	16.2
November 19, 2013	JLL Partners, Inc. / Koninklijke DSM N.V.	Patheon Inc.	10.4
October 2, 2013	Nordic Capital / Avista Capital Partners	Acino Holding AG	11.8
September 6, 2013	Aenova Group GmbH	Haupt Pharma AG	9.2
July 29, 2013	RoundTable Healthcare Partners	Santa Cruz Nutritionals, Inc.	10.5
December 24, 2012	Mitsubishi Chemical Holdings Corporation	Qualicaps Co., Ltd.	10.3
October 29, 2012	Patheon Inc.	Banner Pharmacaps Inc.	10.2
August 6, 2012	BC Partners	Aenova Group GmbH	10.6
August 22, 2011	Catalent Pharma Solutions, Inc.	Clinical Trial Supplies business of Aptuit LLC	10.3
May 1, 2011	Alkermes, Inc.	Elan Drug Technologies, the drug formulation and manufacturing business unit of Elan Corporation, plc	9.8
April 4, 2011	KKR & Co LP	Capsugel S.A.	10.9
March 1, 2008	Jubilant Organosys Ltd.	DRAXIS Health Inc.	7.0
February 1, 2008	3i Group plc	Active Pharmaceutical Ingredients, a business unit of Alpharma Inc.	9.6
January 25, 2007	The Blackstone Group L.P.	Pharmaceutical Technologies and Services segment of Cardinal Health, Inc.	10.3
October 30, 2006	Lonza Group AG	Cambrex Corporation	15.0

The Definitive Proxy Statement is hereby amended and supplemented on page 62 to add the following at the end of the seventh paragraph under the heading “Opinion of Patheon’s Financial Advisor – General”:

Morgan Stanley disclosed that as of May 8, 2017, so far as it was aware, Morgan Stanley held an aggregate interest of between 1% and 2% in the common stock of Thermo Fisher, which interests were held in connection with Morgan Stanley’s (i) investment management business, (ii) wealth management business, including client discretionary accounts or (iii) ordinary course trading activities, including hedging activities.

Certain Patheon Management Projections

The Definitive Proxy Statement is hereby amended and supplemented on page 63 of the Definitive Proxy Statement to replace the first paragraph under the heading “Certain Patheon Management Projections” with the following:

Patheon does not, as a matter of course, publicly disclose forecasts or internal projections as to future performance or results of operations due to the inherent unpredictability of the underlying assumptions and projections.  However, as part of the due diligence review of Patheon by Thermo Fisher and Purchaser, Patheon’s management prepared a set of unaudited, long-range financial projections (the “Management Projections”) that were provided to Thermo Fisher and Purchaser.  Patheon also provided the Management Projections to Morgan Stanley on April 12, 2017.  Morgan Stanley relied on the Management Projections in performing its financial analysis summarized in this proxy statement.  The Management Projections were the only financial projections with respect to Patheon used by Morgan Stanley in performing such financial analysis, and such projections did not include potential acquisition opportunities.

Summary of Management Projections

The Definitive Proxy Statement is hereby amended and supplemented on page 63 of the Definitive Proxy Statement under the heading “Certain Patheon Management Projections – Summary of Management Projections” with the following:

	Fiscal Year Ended October 31,
	2017E	2018E	2019E	2020E	2021E
	(USD in millions)
	(unaudited)
Revenues
Drug Product Services	1,185	1,234	1,296	1,374	1,456
Pharmaceutical Development Services	245	277	312	349	390
Drug Substance Services	580	659	747	834	930
Corporate	—	—	—	—	—
Total Revenues	2,010	2,170	2,355	2,557	2,776

	Fiscal Year Ended October 31,
	2017E	2018E	2019E	2020E	2021E
	(USD in millions)
	(unaudited)
Adjusted EBITDA
Drug Product Services	323	344	368	398	431
Pharmaceutical Development Services	86	103	120	136	152
Drug Substance Services	146	185	225	258	293
Corporate	(105)	(112)	(117)	(117)	(117)
Total Adjusted EBITDA*	450	519	596	676	759

*
Patheon evaluates the performance of its segments based on segment Adjusted EBITDA. Patheon’s Adjusted EBITDA is income (loss) from continuing operations before repositioning expenses (including certain product returns and inventory write-offs recorded in gross profit), interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and integration costs (including certain product returns and inventory write-offs recorded in gross profit), gains and losses on sale of capital assets, Biologics earnout income and expense, income taxes, impairment charges, remediation costs, depreciation and amortization, stock-based compensation expense, consulting costs related to our operational initiatives, purchase accounting adjustments, acquisition-related litigation expenses and other income and expenses. Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies.

Reconciliation of Management Projections to Comparable GAAP Financial Measures

	Fiscal Year Ended October 31,
	2017E	2018E	2019E	2020E	2021E
	(USD in millions)
	(unaudited)
Adjusted EBITDA	450	519	596	676	759
D&A	(127)	(137)	(142)	(147)	(151)
Interest Expense	(115)	(107)	(101)	(90)	(74)
Income Tax Expense	(10)	(61)	(83)	(105)	(120)
Repositioning	(7)
Acquisition and Integration Costs	(14)
Refinancing Expenses	(6)
Operational Initiatives Related Consulting Costs	(4)
Acquisition Related Litigation Expenses	(8)
Stock-based Compensation Expense	(22)
Bargain Purchase Gain	26
Other	(8)
Net Income	155	214	270	334	414

Additional Information Concerning the Management Projections

The Definitive Proxy Statement is hereby amended and supplemented on page 65 to replace the eighth paragraph under the heading “Certain Patheon Management Projections – Additional Information Concerning the Management Projections” with the following:

Patheon does not normally provide a reconciliation of forward-looking non-GAAP financial measures to comparable GAAP financial measures. When planning, forecasting and analyzing future periods, Patheon does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. In this instance, Patheon has provided a summary reconciliation that includes forecasts for depreciation and amortization, interest expense, and tax expense through the forecast period based on current trends and expectations; however, due to the unavailability of the information needed to calculate other potential reconciling items and the variability and complexity of such items, Patheon is limiting its forecast of reconciling items beyond fiscal year 2017 to the aforementioned items. The forecast of reconciling items is based on numerous variables and assumptions that are inherently uncertain and should not be relied upon.

Arrangements with Current Executive Officers, Directors and Affiliates of Patheon

The Definitive Proxy Statement is hereby amended and supplemented on page 91 to replace the first paragraph under the heading “Interests of the Directors and Executive Officers of Patheon in the Offer and the Transactions Contemplated by the Purchase Agreement – Post-Closing Arrangements” as follows:

Thermo Fisher and Purchaser have engaged in discussions with certain executive officers of Patheon, including Michel Lagarde, with respect to potential compensation arrangements to be effective following the Offer Closing, but other than the Lagarde Offer Letter, no definitive agreements or arrangements have been entered into as of the date hereof between Thermo Fisher or Purchaser and any such executive officers. It is possible that, in addition to Mr. Lagarde, certain members of Patheon’s current management team will enter into new employment arrangements with Patheon, Thermo Fisher or their affiliates after the completion of the Offer and the transactions contemplated by the Purchase Agreement.

Forward-Looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent and pending acquisitions, including the proposed transaction, may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the transaction, Patheon’s business may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key employees; the outcome of any legal proceedings related to the proposed transaction; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the U.S. Securities and Exchange Commission (“SEC”) and available in the “Investors” section of Thermo Fisher’s website, ir.thermofisher.com, under the heading “SEC Filings,” and in any subsequent Quarterly Reports on Form 10-Q and other documents Thermo Fisher files with the SEC, and in Patheon’s Annual Report on Form 10-K for the year ended October 31, 2016 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended January 31, 2017 and its Quarterly Report on Form 10-Q for the quarter ended April 30, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Patheon’s website, ir.patheon.com, under the heading “SEC Filings,” and in other documents Patheon files with the SEC. While Thermo Fisher or Patheon may elect to update forward-looking statements at some point in the future, Thermo Fisher and Patheon specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or Patheon’s views as of any date subsequent to today.

Additional Information and Where to Find It

The tender offer referenced herein commenced on May 31, 2017.  This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of Patheon or any other securities, nor is it a substitute for the tender offer materials that Thermo Fisher and its acquisition subsidiary have filed with the SEC.  On May 31, 2017, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by Thermo Fisher and its acquisition subsidiary and a solicitation/recommendation statement on Schedule 14D-9 was filed with the SEC by Patheon with respect to the tender offer. The offer to purchase all of the outstanding ordinary shares of Patheon is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. Patheon also filed a proxy statement with the SEC on June 26, 2017 in connection with the extraordinary general meeting of shareholders of Patheon at which the Patheon shareholders will vote on certain proposed resolutions in connection with the transaction (the “EGM Proposals”).

THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND THE OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT CONTAIN IMPORTANT INFORMATION.  INVESTORS AND SHAREHOLDERS OF PATHEON ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION.

The tender offer materials (including the offer to purchase and the related letter of transmittal and the other tender offer documents), the solicitation/recommendation statement and the proxy statement and other documents filed with the SEC by Thermo Fisher or Patheon may be obtained free of charge at the SEC’s website at www.sec.gov or at Patheon’s website at www.patheon.com or by contacting Patheon’s investor relations department at 919-226-3165 or at Thermo Fisher’s website at www.thermofisher.com or by contacting Thermo Fisher’s investor relations department at 781-622-1111. In addition, investors and shareholders of Patheon may obtain free copies of the tender offer materials by contacting D.F. King & Co., Inc., Thermo Fisher’s information agent for the tender offer.

Participants in the Solicitation

Patheon, its directors and executive officers and other members of its management and employees, as well as Thermo Fisher and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Patheon’s shareholders in connection with the EGM Proposals. Information about Patheon’s directors and executive officers and their ownership of Patheon ordinary shares is set forth in the proxy statement for Patheon’s 2017 annual general meeting of shareholders, which was filed with the SEC on January 26, 2017.  Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2017 annual meeting of stockholders, which was filed with the SEC on April 4, 2017.  Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Patheon’s directors and executive officers in the transaction, which may be different than those of Patheon’s shareholders generally, by reading the proxy statement which Patheon filed with the SEC on June 26, 2017 and other relevant documents regarding the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patheon N.V.

By:	/s/ Eric Sherbet
	Name:	Eric Sherbet
	Title:	General Counsel and Secretary

Date: July 20, 2017